Exhibit 10.2

LETTER SUPPLEMENT
SECURITIES PURCHASE AGREEMENT

Dated as of May 30, 2007

To the Purchasers parties to the
  Securities Purchase Agreement referred to below

Ladies and Gentlemen:

We refer to that certain Securities Purchase Agreement, dated as of May 25, 2007, among the undersigned and you (“Purchase Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

We hereby request that you unconditionally and irrevocably agree forever that the total amount of the investment offered by the Company in the Purchase Agreement as set forth in Section 2.1 of “up to $10,000,000 of Shares and Warrants” shall be increased to an aggregate amount of “up to $13,000,000 of Shares and Warrants.”

The Purchase Agreement and other Transaction Documents, except to the extent supplemented as specifically provided above, are and shall continue to be in full force and effect and are hereby in all respect ratified and confirmed as entered into upon their execution dates. The execution, delivery and effectiveness of this Letter Supplement shall not, except as expressly provided herein, operate as a supplement or modification of any right, power or remedy of any party to the Purchase Agreement, nor constitute a waiver or modification of any provision of the Purchase Agreement or other Transaction Documents.

If you agree to the terms and provisions of this Letter Supplement, please evidence such agreement by executing and returning a counterpart of this Letter Supplement by fax or electronic mail to David “Lad” Wallace, CFO at dwallace@akeena.net or 408.395.7979.

This Letter Supplement may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Supplement by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Letter Supplement.

This Letter Supplement and the agreements contained herein shall become effective as of the date first above written when, and only when, the Company shall have received all counterparts of this Letter Supplement executed by us and all Purchasers.

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This Letter Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

Akeena Solar, Inc.

By:
David “Lad” Wallace, CFO

Signature of Authorized Signatory of Purchaser

By:

Title of Authorized Signatory:
Email Address of Purchaser:
Fax Number of Purchaser:

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